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                                                                    EXHIBIT 10.8







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               SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                        (VARIABLE FUNDING NOTE, CLASS A),


                         dated as of February 14, 2007,


                                      among


                                PAGE FUNDING LLC
                            as Issuer and Purchaser,


                       CONSUMER PORTFOLIO SERVICES, INC.,
                             as Servicer and Seller,


                                       and

                        UBS REAL ESTATE SECURITIES INC.,
           as Class A Note Purchaser and as initial Class A Noteholder

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                                          TABLE OF CONTENTS

                                                                                                      PAGE

ARTICLE I DEFINITIONS.................................................................................. 2

         SECTION 1.01      Definitions..................................................................2

ARTICLE II PURCHASE AND SALE OF THE NOTE................................................................2

         SECTION 2.01      The Initial Note Purchase....................................................2
         SECTION 2.02      Advances.....................................................................2
         SECTION 2.03      Advance and Prepayment Procedures............................................2
         SECTION 2.04      The Class A Notes............................................................3
         SECTION 2.05      Commitment Term; Optional Renewal............................................3
         SECTION 2.06      Appointment of Trustee under Indenture.......................................3

ARTICLE III INTEREST AND FEES.........................................................................  3

         SECTION 3.01      Interest.....................................................................3
         SECTION 3.02      Fees.........................................................................4
         SECTION 3.03      Increased Costs, etc.........................................................4
         SECTION 3.04      Increased Capital Costs......................................................4
         SECTION 3.05      Taxes........................................................................5
         SECTION 3.06      Mark-to-Market Adjustments...................................................6
         SECTION 3.07      Illegality; Substituted Interest Rates.......................................7

ARTICLE IV OTHER PAYMENT TERMS......................................................................... 7

         SECTION 4.01      Time and Method of Payment...................................................7

ARTICLE V REPRESENTATIONS AND WARRANTIES................................................................8

         SECTION 5.01      Representations and Warranties of the Issuer.................................8
         SECTION 5.02      Representations and Warranties of CPS.......................................11
         SECTION 5.03      Representations, Warranties and Covenants of the Class A Note Purchaser.....12

ARTICLE VI CONDITIONS .................................................................................14

         SECTION 6.01      Conditions to Purchase......................................................14
         SECTION 6.02      Conditions to Each Class A Advance..........................................15

ARTICLE VII COVENANTS .................................................................................17

         SECTION 7.01      Affirmative Covenants.......................................................17
         SECTION 7.02      Negative Covenants.  Until the Class A Facility Termination Date:...........21

ARTICLE VIII MISCELLANEOUS PROVISIONS..................................................................23

         SECTION 8.01      Amendments..................................................................23
         SECTION 8.02      No Waiver; Remedies.........................................................23
         SECTION 8.03      Binding on Successors and Assigns...........................................23
         SECTION 8.04      Termination; Survival.......................................................24


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         SECTION 8.05      Payment of Costs and Expenses; Indemnification..............................24
         SECTION 8.06      Characterization as Basic Document; Entire Agreement........................26
         SECTION 8.07      Notices.....................................................................26
         SECTION 8.08      Severability of Provisions..................................................26
         SECTION 8.09      Tax Characterization........................................................26
         SECTION 8.10      Full Recourse to Issuer.....................................................26
         SECTION 8.11      Governing Law...............................................................26
         SECTION 8.12      Submission to Jurisdiction..................................................27
         SECTION 8.13      Waiver of Jury Trial........................................................27
         SECTION 8.14      Counterparts................................................................27
         SECTION 8.15      Set-Off.....................................................................27
         SECTION 8.16      Nonpetition Covenants.......................................................28
         SECTION 8.17      Servicer References.........................................................28
         SECTION 8.18      Confidentiality; Press Releases.............................................28
         SECTION 8.19      Intercreditor Agreement to Control..........................................28
         SECTION 8.20      No Novation.................................................................29
         SECTION 8.21      Survival of Representations, Warranties and Indemnities Under Original Note
                           Purchase Agreement..........................................................29
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               SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

         THIS SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of February 14, 2007 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this "AGREEMENT"), is made among PAGE FUNDING LLC, a Delaware limited liability company (the "ISSUER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation ("CPS" or the "SERVICER"), and UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as Class A Note Purchaser (in such capacity, together with any successors in such capacity, the "CLASS A NOTE PURCHASER").

                                 R E C I T A L S
                                 ---------------

                  1. The Issuer and Wells Fargo Bank, National Association, a national banking association, as trustee (together with its successors in trust thereunder as provided in the Indenture referred to below, the "TRUSTEE"), have entered into a Second Amended and Restated Indenture of even date herewith (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "INDENTURE"), pursuant to which the Issuer has previously issued a class of notes designated as the Issuer's Variable Funding Notes, Class A (the "CLASS A NOTES") and pursuant to which the Issuer will issue on the Class B Closing Date a class of notes designated as the Issuer's Variable Funding Notes, Class B (the "CLASS B NOTES"). The Class B Notes will be subordinate in right of payment to the Class A Notes and to any and all other amounts due and owing to the Class A Note Purchaser and the Class A Noteholders pursuant to the Basic Documents. The Class A Notes and the Class B Notes are collectively referred to herein as the "NOTES".

                  2. The security for the Notes includes retail installment sale contracts and/or promissory notes and security agreements secured by the new and used automobiles, vans, minivans and light trucks financed thereby and certain other Conveyed Property. The Receivables will initially be serviced by CPS. The Notes will be secured by the Receivables, which will be pledged by the Issuer to the Trustee from time to time pursuant to the Indenture.

                  3. From time to time prior to the Class A Facility Termination Date, the Issuer will acquire pools of Receivables secured by the new and used automobiles, vans, minivans and light trucks financed thereby and certain other Conveyed Property from CPS pursuant to a Third Amended and Restated Sale and Servicing Agreement of even date herewith (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "SALE AND SERVICING AGREEMENT"), among the Issuer, as Issuer and as purchaser (in such capacity, the "PURCHASER"), CPS, as seller and servicer (in such capacities, the "SELLER" and the "SERVICER," respectively), and the Trustee. The Issuer will in turn pledge the Receivables and the Other Conveyed Property to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to the Indenture. The Receivables will be described in the schedules to one or more assignments by the Seller to the Issuer (each, an "ASSIGNMENT") dated as of the cutoff date specified therein (such date, a "CUTOFF DATE" and each date of transfer, a "FUNDING DATE", in each case with respect to the related Receivables and other Conveyed Property). Repayment of each class of Notes and any and all other amounts due and owing to the Note Purchasers and the Noteholders under the Basic Documents will be secured by a security interest in the Collateral as provided in the Indenture. In addition, repayment of the Class B Notes and any and all other amounts due and owing to the Class B Note Purchasers and the Class B Noteholders under the Basic Documents will be secured by a security interest in the Additional Class B Collateral.

                  4. The Issuer has issued the Class A Notes in favor of the Class A Note Purchaser and has obtained the agreement of the Class A Note Purchaser to purchase the Class A Notes and to purchase increases in the Class A Notes from time to time (each, a "CLASS A ADVANCE"), all of which Class A Advances (including the initial Class A Advance) will constitute Class A Advances and will be evidenced by the Class A Notes purchased in connection herewith. Each Class A Advance and all Class A Advance Amounts with respect thereto will be secured by all of the Collateral regardless of whether a particular Receivable was pledged to the Trustee prior to, on the date of, or subsequent to the date of such Class A Advance or Class A Advance Amount, and will be senior to all Class B Advances, all Class B Advance Amounts and any and all other amounts due and owing to the Class B Note Purchaser and the Class B Noteholders pursuant to the Basic Documents, which are also secured by all of the Collateral. Subject to the terms and conditions of this Agreement and the other Basic Documents, the Class A Note Purchaser is willing to purchase the


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Class A Advances from time to time in an aggregate outstanding amount up to the
Class A Maximum Invested Amount until the Class A Facility Termination Date. CPS has joined in this Agreement to confirm certain representations, warranties and covenants made by it as Servicer and as Seller for the benefit of the Class A Note Purchaser.

                  5. The Notes are subject to the terms and provisions of an Intercreditor Agreement, dated as of February 14, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among UBS Real Estate Securities Inc., as Class A Note Purchaser and the initial Class A Noteholder, The Patriot Group, LLC and Waterfall Eden Fund, LP, each as a Class B Note Purchaser and as an initial Class B Note Purchaser, Page Funding LLC, as Issuer and Purchaser, Consumer Portfolio Services, Inc., as Seller and Servicer, and Wells Fargo Bank, National Association, as Collateral Agent, Trustee and Note Paying Agent.

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in Annex A to the Sale and Servicing Agreement. The definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                                   ARTICLE II
                          PURCHASE AND SALE OF THE NOTE

         SECTION 2.01 THE INITIAL NOTE PURCHASE. On the terms and conditions set forth in this Agreement and the other Basic Documents, and in reliance on the covenants, representations and agreements set forth herein and therein, the Issuer shall issue and cause the Trustee to authenticate and deliver to the Class A Note Purchaser an amended and restated Class A Note on the Class B Closing Date. The amended and restated Class A Note shall be dated the Class B Closing Date, registered in the name of "UBS Real Estate Securities Inc." and duly authenticated in accordance with the provisions of the Indenture.

         SECTION 2.02 ADVANCES. Upon the Issuer's request, delivered in accordance with the provisions of SECTION 2.03, subject to the satisfaction of all conditions precedent thereto and to the terms and conditions of the Basic Documents, and in reliance upon the representations and warranties set forth herein and therein, the Class A Note Purchaser shall purchase Class A Advances from time to time during the Class A Term at the relevant Class A Advance Amount; provided that no Class A Advance shall be required or permitted to be purchased on any date if, after giving effect to such Class A Advance, (a) the Class A Invested Amount would exceed the Class A Maximum Invested Amount or (b) a Class A Borrowing Base Deficiency exists or would exist. Subject to the terms and conditions of this Agreement and the other Basic Documents, the aggregate principal amount of the Class A Notes outstanding may be increased, to a maximum amount not to exceed the Class A Maximum Advance Amount, or decreased from time to time.

         SECTION 2.03 ADVANCE AND PREPAYMENT PROCEDURES.

                  (a) Whenever the Issuer wishes the Class A Note Purchaser to purchase a Class A Advance, the Issuer shall (or shall cause the Servicer to) notify the Class A Note Purchaser by telephone, promptly followed by written notice, with an electronic copy of such notice sent to the Class A Note Purchaser, substantially in the form of EXHIBIT B hereto (each such request, a "CLASS A ADVANCE REQUEST"), together with the related Addition Notice, a Class A


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Borrowing Base Certificate and a data tape or other electronic file containing information regarding the Related Receivables to be transferred on such Class A Funding Date delivered to the Class A Note Purchaser no later than two (2) Business Days prior to the proposed Class A Funding Date. Each such Class A Advance Request shall be irrevocable and shall in each case refer to this Agreement and specify the aggregate amount of the requested Class A Advance to be purchased on such date, which amount shall be not less than $2,000,000. The Class A Note Purchaser shall promptly thereafter (but in no event later than 11:00 a.m. New York City time on the proposed Class A Funding Date) notify the Issuer whether the Class A Note Purchaser has determined to purchase the requested Class A Advance. On the Class A Funding Date specified in the Class A Advance Request, subject to the other conditions set forth herein and in the other Basic Documents, the Class A Note Purchaser shall pay the Class A Advance Amount for such Class A Advance to or at the direction of the Issuer, by wire transfer in U.S. dollars of such amount in same day funds to an account designated by the Issuer or its designee by no later than 4:00 p.m. (New York City time) on the related Class A Funding Date. The Issuer hereby directs the Class A Note Purchaser to pay the Class A Advance Amount for each Class A Advance to CPS for the benefit of the Issuer.

                  (b) The Class A Notes may be prepaid in whole or in part in accordance with Article X of the Indenture.

         SECTION 2.04 THE CLASS A NOTES. On each date a Class A Advance is purchased, increasing the outstanding principal amount of the Class A Notes, and on each date the outstanding principal amount of the Class A Notes is reduced, a duly authorized officer, employee or agent of the Class A Note Purchaser shall make appropriate notations in its books and records of the amount of such Class A Advance made by the Class A Note Purchaser and the amount of such reduction, as applicable, applied by the Class A Note Purchaser. The Issuer hereby authorizes each duly authorized officer, employee and agent of the Class A Note Purchaser to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be PRIMA FACIE evidence of the accuracy of the information so recorded and shall be binding on the Issuer absent manifest error.

         SECTION 2.05 COMMITMENT TERM; OPTIONAL RENEWAL. The term of the Commitment hereunder (the "CLASS A TERM") shall be for a period commencing on the Class B Closing Date and ending on the Class A Facility Termination Date. Thereafter, the Class A Term may be extended for one additional 364-day period in the respective discretion, and upon the mutual agreement of the parties, which agreement may take the form of changing the specified "Class A Facility Termination Date" together with such other terms upon which the parties may agree. Notwithstanding the foregoing, nothing contained in this SECTION 2.05 shall obligate any of the parties hereto to extend any Class A Term unless it shall desire to do so in its sole discretion.

         SECTION 2.06 APPOINTMENT OF TRUSTEE UNDER INDENTURE. The Class A Note Purchaser hereby acknowledges and approves the appointment of Wells Fargo Bank, National Association as the Trustee with respect to the Collateral pursuant to
Section 6.13 of the Indenture.

                                   ARTICLE III
                                INTEREST AND FEES

         SECTION 3.01 INTEREST. Each Class A Advance funded or maintained by the Class A Note Purchaser during any Interest Period shall bear interest at the Class A Note Interest Rate.

                  (a) Interest on Class A Advances shall be due and payable on each Settlement Date in accordance with the provisions of the Sale and Servicing Agreement.

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                  (b) All computations of interest at the Class A Note Interest
Rate shall be made on the basis of a year of 360 days and the actual number of days elapsed. Whenever any payment of interest or principal in respect of any Class A Advance shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest owed.

         SECTION 3.02 FEES.

                  (a) On the Class B Closing Date, the Issuer and the Servicer jointly and severally paid to the Class A Note Purchaser a structuring fee equal to the product of (x) 1.00% and (y) the Class B Maximum Invested Amount as of the Class B Closing Date.

                  (b) The Issuer and the Servicer shall jointly and severally pay or cause to be paid the Class A Note Purchaser's reasonable out-of-pocket expenses, including its legal fees, in accordance with and subject to Section 8.05.

                  (c) On each Settlement Date on or prior to the Class A Facility Termination Date, the Issuer and the Servicer shall jointly and severally pay or cause to be paid to the Class A Note Purchaser a facility fee equal to the product of (i) the product of (x) a fraction, the numerator of which is the actual number of days elapsed in the related Interest Period and the denominator of which is 360 and (y) 0.25% and (ii) the excess of (x) the Class A Maximum Invested Amount over (y) the daily average outstanding Invested Amount (the "CLASS A UNUSED FACILITY FEE") during the related Interest Period.

         SECTION 3.03 INCREASED COSTS, ETC. The Issuer agrees to reimburse the Class A Note Purchaser for an increase in the cost of, or any reduction in the amount of any sum receivable by the Class A Note Purchaser, including reductions in the rate of return on the Class A Note Purchaser's capital, in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Class A Advances that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation reinterpretation or phase-in, in each case, after the date hereof, of any law or regulation, directive, guideline, accounting rule, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority, except for such changes with respect to increased capital costs and taxes which are governed by SECTIONS 3.04 and 3.05, respectively. Each such demand shall be provided to the Issuer in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate the Class A Note Purchaser for such increased cost or reduced amount or return. Such additional amounts shall be payable by the Issuer to the Class A Note Purchaser within five (5) Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Issuer.

         SECTION 3.04 INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation or reinterpretation or phase-in, in each case after the date hereof, of any law or regulation, directive, guideline, accounting rule, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or reasonably expected to be maintained by the Class A Note Purchaser or any Person controlling the Class A Note Purchaser and the Class A Note Purchaser reasonably determines that the rate of return on its or such controlling Person's capital as a consequence of its commitment or the purchases of Advances or the maintenance of the Class A Notes by the Class A Note Purchaser is reduced to a level below that which the Class A Note Purchaser or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by the Class A Note Purchaser to the Issuer, the Issuer shall pay to the Class A Note Purchaser an incremental commitment fee sufficient to compensate the Class A Note Purchaser or such controlling Person for such reduction in rate of return. A statement of the Class A Note Purchaser as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Issuer; and PROVIDED, FURTHER, that the


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initial payment of such increased commitment fee shall include a payment for accrued amounts due under this SECTION 3.03 prior to such initial payment. In determining such additional amount, the Class A Note Purchaser may use any method of averaging and attribution that it shall reasonably deem applicable so long as it applies such method to other similar transactions.

         SECTION 3.05 TAXES. All payments by the Issuer of principal of, and interest on, the Class A Notes and all other amounts (including fees) payable by the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding in the case of the Class A Note Purchaser, taxes imposed by the United States on or measured by its overall net income, overall receipts or overall assets and franchise taxes imposed on it by the jurisdiction in which the Class A Note Purchaser is organized or is operating or any political subdivision thereof (such non-excluded items being called "TAXES"); PROVIDED THAT, notwithstanding anything herein to the contrary, the Issuer shall not be required to increase any amounts payable to the Class A Note Purchaser with respect to any Taxes that are imposed on the Class A Note Purchaser at the time of acquisition of the Class A Notes by the Class A Note Purchaser. In the event that any withholding or deduction from any payment to be made by the Issuer, the Purchaser, the Seller or the Servicer hereunder and/or under any other Basic Document is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Issuer, the Purchaser, the Seller or the Servicer, as the case may be, will:

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Class A Note Purchaser or its agent an official receipt or other documentation evidencing such payment to such authority; and

                  (c) pay to the Class A Note Purchaser or its agent such additional amount or amounts as is necessary to ensure that the net amount actually received by the Class A Note Purchaser will equal the full amount the Class A Note Purchaser would have received had no such withholding or deduction been required.

                  Moreover, if any Taxes are directly asserted against the Class A Note Purchaser with respect to any payment received by the Class A Note Purchaser or its agent, the Class A Note Purchaser or such agent may pay such Taxes and the Issuer, the Purchaser, the Seller or the Servicer will promptly upon receipt of prior written notice stating the amount of such Taxes pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Class A Note Purchaser would have received had not such Taxes been asserted. The Class A Note Purchaser shall make all reasonable efforts to avoid the imposition of any Taxes that would give rise to an additional payment under this SECTION 3.05.

                  If the Issuer, the Purchaser, the Seller or the Servicer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Class A Note Purchaser or its agent the required receipts or other required documentary evidence, the Issuer, the Purchaser, the Seller or the Servicer, as applicable, shall indemnify the Class A Note Purchaser and its agent, if any, for any Taxes and incremental Taxes, interest or penalties that may become payable by the Class A Note Purchaser or its agent as a result of any such failure. For purposes of this SECTION 3.05, a distribution hereunder by the agent for the Class A Note Purchaser shall be deemed a payment by the Issuer.

                  Upon the request of the Issuer, the Class A Note Purchaser, if it is organized under the laws of a jurisdiction other than the United States, shall, prior to the initial due date of any payments hereunder and to the extent permissible under then current law, execute and deliver to the Issuer on or about the first scheduled payment date in each calendar year thereafter, one or more (as the Issuer may reasonably request) United States Internal Revenue


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Service Forms W-8ECI or Forms W-8BEN or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to the Class A Note Purchaser is exempt from withholding or deduction of Taxes. The Issuer shall not, however, be required to pay any increased amount under this SECTION 3.05 to the Class A Note Purchaser if the Class A Note Purchaser fails to comply with the requirements set forth in this paragraph.

         SECTION 3.06 MARK-TO-MARKET ADJUSTMENTS.

                  (a) The Servicer, the Seller, the Purchaser and the Issuer shall cooperate with the Class A Note Purchaser and will execute and deliver, or cause to be executed and delivered, all such documents that may be reasonably necessary to calculate the Market Value, and will take all such other actions, as the Class A Note Purchaser may reasonably request from time to time in order to calculate the Market Value. On each Tuesday (provided such Tuesday is a Business Day) of each calendar week during the Class A Term, the Class A Note Purchaser shall advise the Servicer of the Market Value (as calculated by the Class A Note Purchaser in its sole discretion) and, in reliance upon and subject to Section 3.06(b), the Class A Note Purchaser consents to the Servicer advising the Class B Note Purchaser of such Market Value.

                  (b) In connection with the Class A Note Purchaser's provision of the Market Value to the Servicer and the Servicer's provision of such Market Value to the Class B Note Purchaser, in each case pursuant to Section 3.06(a), each of the Servicer, the Seller, the Purchaser and the Issuer expressly acknowledges and agrees that the Class A Note Purchaser is agreeing to permit the Servicer to furnish the Market Value to the Class B Note Purchaser solely as an accommodation in connection with the transactions contemplated by this Agreement and the other Basic Documents. The Class A Note Purchaser makes no representation or warranty (whether express or implied, oral or written) as to the accuracy or completeness, or fitness for a particular use, of the Market Value, and assumes no responsibility whatsoever to the Servicer, the Seller, the Purchaser, the Issuer, the Class B Note Purchasers or the Class B Noteholders in connection with its calculation of Market Value or any use of such Market Value by the Servicer, the Seller, the Issuer, the Purchaser, any Class B Note Purchaser, any Class B Noteholder, any of their respective affiliates or any other Person and, consequently, the Servicer, the Seller, the Purchaser, the Issuer, the Class B Note Purchasers and the Class B Noteholders are not relying upon the Class A Note Purchaser for the Market Value in such regard. In consideration of the Class A Note Purchaser's providing the Market Value to the Servicer and permitting the provision of such Market Value to the Class B Note Purchasers from time to time, for which the Class A Note Purchaser is not receiving any compensation, each of the Servicer, the Seller, the Purchaser and the Issuer hereby unconditionally and irrevocably releases and discharges the Class A Note Purchaser and its respective affiliates, directors, officers, agents, employees and representatives from, and each of the initial Servicer, the Seller, the Purchaser and the Issuer hereby agrees, jointly and severally, to indemnify, hold harmless and reimburse the Class A Note Purchaser and its respective affiliates, directors, officers, agents, employees and representatives with respect to, any and all actions, liabilities, losses, damages or claims of any kind or nature whatsoever (including, without limitation, reasonable attorney's fees and expenses and expenses of litigation), as incurred, that may be imposed on or incurred by or asserted against the Class A Note Purchaser or any such other Person or Persons in any way relating to or arising out of (i) the Class A Note Purchaser's calculation of Market Value,
(ii) the Class A Note Purchaser's provision of such Market Value to the Servicer, (iii) the Servicer's provision of such Market Value to the Class B Note Purchaser, (iv) the use of such Market Value by any of the Servicer, the Seller, the Purchaser, the Issuer, any Class B Note Purchaser, any Class B Noteholder, any of their respective affiliates or any other Person in connection with the transactions contemplated by this Agreement and the other Basic Documents or otherwise, or (v) with respect to any Pledged Subordinate Securities issued in connection with a Securitization Transaction, the lead placement agent's calculation of the market value thereof for purposes of the definition of Class B Borrowing Base. Indemnification under this Section 3.06(b) shall survive the termination of this Agreement and the other Basic Documents. These indemnity obligations shall be in addition to any obligations that the initial Servicer, the Seller, the Purchaser or the Issuer may otherwise have under applicable law, hereunder or under any other Basic Document.

                  (c) In the event that a Class A Borrowing Base Deficiency exists on any date of determination as determined by the Class A Note Purchaser in its sole discretion, the Issuer shall on the same Business Day of the receipt of notice from the Class A Note Purchaser (or if notice is received after 10:01 a.m. New York time, then on the next Business Day) prepay the Class A Invested Amount by an amount equal to such Class A Borrowing Base Deficiency by paying such amount to or at the direction of the Class A Note Purchaser. If a Class A Borrowing Base Deficiency is not fully paid by the Issuer pursuant to the


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immediately preceding sentence, then (i) on any Class A Funding Date, the Class
A Note Purchaser shall net and set-off the amount of any outstanding Class A Borrowing Base Deficiency against the amount of the Class A Advance to be made on such Class A Funding Date and (ii) on each Settlement Date as of which any portion of such Class A Borrowing Base Deficiency shall remain outstanding, any amount otherwise payable to the Deposit Account on such Settlement Date pursuant to Section 5.7(a)(xii) of the Sale and Servicing Agreement shall instead be paid to the Class A Note Purchaser on such Settlement Date as a prepayment of the Class A Invested Amount (the "CLASS A MARGIN CALL").

                  (d) The Class A Note Purchaser will not materially change the methodology by which it calculates the Market Value (such materiality to be determined by the Class A Note Purchaser in its sole and absolute discretion) without providing prior written notice of such change to the Servicer and each Class B Note Purchaser.

         SECTION 3.07 ILLEGALITY; SUBSTITUTED INTEREST RATES.

                  Notwithstanding any other provisions herein, (a) if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for the Class A Note Purchaser to make or maintain any Class A Notes at the LIBOR rate as contemplated by this Agreement, or (b) in the event that the Class A Note Purchaser shall have determined (which determination shall be conclusive and binding upon the Issuer) that by reason of circumstances affecting the LIBOR interbank market neither adequate nor reasonable means exist for ascertaining the LIBOR rate, or (c) the Class A Note Purchaser shall have determined (which determination shall be conclusive and binding on the Issuer) that the applicable LIBOR rate will not adequately and fairly reflect the cost to the Class A Note Purchaser of maintaining or funding the Class A Notes based on such applicable LIBOR rate (provided that the parties hereto acknowledge and agree that the Class A Note Purchaser shall only make such determination if the published LIBOR rate used by the Class A Note Purchaser does not accurately reflect the actual LIBOR rate), (x) the obligation of the Class A Note Purchaser to make or maintain the Class A Notes at the LIBOR rate shall forthwith be suspended and the Class A Note Purchaser shall promptly notify the Issuer thereof (by telephone confirmed in writing) and (y) each Class A Note then outstanding, if any, shall, from and including the date that is forty-five (45) days after the Issuer's receipt of notice from the Class A Note Purchaser of the occurrence of any condition set forth in clauses (a), (b) or
(c), or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of (i) the Prime Rate and (ii) the rate of interest (including the Class A Applicable Margin) in effect on the date immediately preceding the date any event described in clause (a), (b) or (c) occurred (calculated on the basis of the actual number of days elapsed in a year of 360 days). If subsequent to such suspension of the obligation of the Class A Note Purchaser to make or maintain the Class A Notes at the LIBOR rate it becomes lawful for the Class A Note Purchaser to make or maintain the Class A Notes at the LIBOR rate, or the circumstances described in clause (b) or (c) above no longer exist, the Class A Note Purchaser shall so notify the Issuer and its obligation to do so shall be reinstated effective as of the date it becomes lawful for the Class A Note Purchaser to make or maintain the Class A Notes at the LIBOR rate or the circumstances described in clause (b) or (c) above no longer exist.


                                   ARTICLE IV
                               OTHER PAYMENT TERMS

         SECTION 4.01 TIME AND METHOD OF PAYMENT. Unless otherwise specified herein, all amounts payable to the Class A Note Purchaser hereunder or with respect to the Class A Notes shall be made by wire transfer of immediately available funds in Dollars not later than 5:00 p.m., New York City time, on the due date therefor. Any funds received after that time will be deemed to have been received on the next Business Day.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         SECTION 5.01 REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer makes the following representations and warranties (references to the Issuer hereunder include the Purchaser), on which the Class A Note Purchaser relies in purchasing the Class A Notes and in making each Class A Advance, and on which the Trustee relies in receiving a security interest in the Receivables and the other Collateral related thereto under the Indenture. Such representations are made as of the date of this Agreement and as of each Class A Funding Date, and shall survive the issuance of the Class A Notes, the making of each Class A Advance and the grant of a security interest in the Receivables and the other Collateral related thereto to the Trustee for the benefit of the Note Purchasers and the Noteholders under the Indenture.

                  (a) SALE AND SERVICING AGREEMENT AND CLASS B NOTE PURCHASE AGREEMENT. Each of the representations and warranties of the Purchaser set forth in Section 7.1 of the Sale and Servicing Agreement is true and correct. The representations and warranties of the Servicer, the Seller, the Purchaser and the Issuer in the Basic Documents are true and correct.

                  (b) OTHER OBLIGATIONS. The Issuer is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Basic Documents to which it is a party or in any other agreement or instrument to which it is a party or by which it is bound.

                  (c) NO PUBLIC OFFERING OF THE NOTES. Neither the Issuer nor, to the best of the Issuer's knowledge after due inquiry, anyone acting on the Issuer's behalf, has offered, pledged, sold or otherwise disposed of any Note or any interest therein or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note or any interest therein or otherwise approached or negotiated with respect to any Note or any interest therein, with any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a public distribution of the Notes under the Securities Act, or which would render the disposition of any Note a violation of Section 5 of the Securities Act or any State securities laws, or require registration or qualification pursuant thereto.

                  (d) NO REGISTRATION UNDER THE SECURITIES ACT. Assuming the Class A Note Purchaser is not purchasing the Class A Notes with a view toward further distribution and that the Class A Note Purchaser has not engaged in any general solicitation or general advertising within the meaning of the Securities Act, the offer and sale of the Class A Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Indenture is not required to be qualified under the Trust Indenture Act.

                  (e) REGULATIONS T, U AND X. No proceeds of any Class A Advance will be used, directly or indirectly, by the Issuer for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Class A Advance to be a "purpose credit" within the meaning of Regulation U. Neither the making of any Class A Advance hereunder, nor the use of the proceeds thereof, will violate or otherwise conflict with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                  (f) INVESTMENT COMPANY STATUS. The Issuer is not, nor will the consummation of the transactions contemplated by the Basic Documents cause the Issuer to be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), or a company "controlled" by an investment company within the meaning of the Investment Company Act. The consummation of the transactions contemplated by the Basic Documents will not violate any provision of the Investment Company Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder. The Issuer is not subject to regulation under any applicable law (other than Regulation X of the Board of Governors of the Federal Reserve System) that limits its ability to incur Indebtedness.

                  (g) FULL DISCLOSURE. The information, reports, financial statements, exhibits, schedules, officer's certificates and other documents furnished by or on behalf of the Issuer to the Seller, the Servicer, the Class A Note Purchaser, the Trustee or the Backup Servicer in connection with any particular Class A Advance or the negotiation, preparation, delivery or performance of this Agreement, the Class A Notes, the Indenture, the Sale and Servicing Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, taken as a whole, are true and correct (or, in the case of projections, are based on good faith reasonable estimates) on the date as of which such information is stated or certified and do not and will not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. All such financial statements fairly present the financial condition of the Issuer as of the date specified therein (subject to normal year-end audit adjustments) all in accordance with GAAP. On such date, the Issuer had no material contingent liabilities, liabilities for taxes, or unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in such financial statements as of such date. There is no fact known to the Issuer, after due inquiry, that would have a Material Adverse Effect and that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Class A Note Purchaser for use in connection with the transactions contemplated hereby or thereby.

                  (h) COLLATERAL SECURITY.

                           (i) The Issuer owns and will own each item that it pledges as Collateral or UBS Cross Collateral, as the case may be, free and clear of any and all Liens (including, without limitation, any tax liens), other than Liens created pursuant to the Indenture. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral or the UBS Cross Collateral is or will be on file or of record in any public office or authorized by the Issuer, except (A) such as have been or may hereinafter be filed with respect to the Collateral or the UBS Cross Collateral pursuant to the Basic Documents, and (B) such as shall be terminated as to the Collateral or the UBS Cross Collateral no later than concurrently with the pledge of such Collateral or UBS Cross Collateral under the Indenture.

                           (ii) (A) Granting Clause I of the Indenture is effective to create, as collateral security for the Notes and the other obligations to the Class A Note Purchaser, a valid and enforceable Lien on the Collateral in favor of the Trustee for the benefit of the Note Purchasers and the Noteholders; and (B) Granting Clause III of the Indenture is effective to create, as collateral security for the Class B notes issued under the Bear Indenture and the other obligations to the Class B note purchasers under the Bear Basic Documents, a valid and enforceable Lien on the UBS Cross Collateral in favor of the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, in each case, subject to the Intercreditor Agreements.

                           (iii) The Liens created pursuant to the Indenture (a) constitute a perfected security interest in the Collateral in favor of the Trustee for the benefit of the Note Purchasers and the Noteholders, subject to the Intercreditor Agreement, (b) constitute a perfected security interest in the UBS Cross Collateral in favor of the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, subject to the Intercreditor Agreement, (c) are prior to all other Liens of all other Persons that may be perfected by filing a financing statement under
         Article 9 of the Uniform Commercial Code (other than, in the case of the UBS Cross Collateral, the Lien created by Granting Clause I of the Indenture) and (d) are enforceable as such as against all other Persons.

                           (iv) Upon delivery of Contracts evidencing the Receivables to the Trustee in accordance with Section 2.1(a) of the Sale and Servicing Agreement, the Lien created pursuant to the Indenture will constitute a perfected security interest in such Contracts in favor of the Trustee for the benefit of the Note Purchasers and the Noteholders, which Lien will be prior to all other Liens of all other Persons that may be perfected by possession of such Contracts under Article 9 of the Uniform Commercial Code and which Lien is enforceable as such as against all other Persons.

                  (i) NO CLASS A FUNDING TERMINATION EVENT. No Class A Funding Termination Event, or event which, with the giving of notice or the passage of time or both would constitute a Class A Funding Termination Event, has occurred and is continuing.

                  (j) OWNERSHIP OF PROPERTIES. The Issuer has good and marketable title to any and all of its properties and assets, subject only to the Liens under the Indenture.

                  (k) LEGAL COUNSEL, ETC. The Issuer has consulted with its own legal counsel and independent accountants to the extent it has deemed necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated by this Agreement and the other Basic Documents, and the Issuer is not participating in such transactions in reliance on any representations of the Class A Note Purchaser or its Affiliates, or its counsel, with respect to tax, accounting, regulatory or any other matters.

                  (l) BASIC DOCUMENTS. The Issuer has furnished to the Class A Note Purchaser true, accurate and (except as otherwise consented by the Class A Note Purchaser) complete copies of all other Basic Documents to which it is a party as of the date of this Agreement, all of which Basic Documents are in full force and effect as of the date of this Agreement and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date. No party to any Basic Document is in default under any of its obligations thereunder.

                  (m) THE INDENTURE. Each of the representations and warranties of the Issuer contained in the Indenture is true and correct. No party to any Basic Document is in default under any of its obligations thereunder.

                  (n) ELIGIBLE RECEIVABLES. All of the Receivables included in the Class A Borrowing Base are Eligible Receivables.

                  (o) NO FRAUDULENT CONVEYANCE. As of the Closing Date and immediately after giving effect to each Class A Advance, the fair value of the assets of the Issuer is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of the Issuer), and the Issuer is and will be solvent, does and will pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. The Issuer does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Issuer is not in default under any material obligation to pay money to any Person. The Issuer is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets. The Issuer is not transferring any Collateral or any UBS Cross Collateral with any intent to hinder, delay or defraud any of its creditors. The Issuer will not use the proceeds from the transactions contemplated by this Agreement or any other Basic Document to give any preference to any creditor or class of creditors. The Issuer has given fair consideration and reasonably equivalent value in exchange for the sale of the Receivables by CPS under the Sale and Servicing Agreement.

                  (p) NO OTHER BUSINESS. The Issuer engages in no business activities other than the purchase or acquisition of the Collateral and the Pledged Subordinate Securities, pledging the Collateral, and the Pledged Subordinate Securities and the UBS Cross Collateral under the Indenture, transferring the Collateral in connection with Securitization Transactions and in connection with whole-loan or other asset sales, issuing the Notes and other activities relating to the foregoing to the extent permitted by the organizational documents of the Issuer as in effect on the date hereof, or as amended with the prior written consent of the Controlling Note Purchaser. Without limitation of the foregoing, the Issuer is not an issuer of securities other than the Notes or a borrower under any loan or financing agreement, facility or other arrangement other than the facility established pursuant to this Agreement and the other Basic Documents.

                  (q) CLASS A NOTES ENTITLED TO BENEFIT OF THE INDENTURE. The Class A Notes purchased by the Class A Note Purchaser hereunder will be entitled to the benefit of the security provided in the Indenture.

                  (r) NO INDEBTEDNESS. The Issuer has no Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of the Basic Documents.

                  (s) ERISA. The Issuer does not maintain any Plans, and the Issuer agrees to notify the Class A Note Purchaser in advance of forming any Plans. Neither the Issuer nor any Affiliate of the Issuer (other than MFN under the MFN Financial Corporation Pension Plan and CPS under its defined contribution (401(k)) plan) has any obligations or liabilities with respect to any Plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five year period prior to the date this representation is made or deemed made. The Issuer will give notice to the Class A Note Purchaser if at any time it or any Affiliate has any obligations or liabilities with respect to any Plan or Multiemployer Plan. All Plans maintained by the Issuer or any Affiliate are in substantial compliance with all applicable laws (including ERISA). The Issuer is not an employer under any Multiemployer Plan.

         SECTION 5.02 REPRESENTATIONS AND WARRANTIES OF CPS. CPS makes the following representations and warranties, on which the Issuer relies in purchasing the Receivables and the Other Conveyed Property related thereto, and on which the Class A Note Purchaser relies in purchasing its Class A Notes. Such representations and warranties are made as of the date of this Agreement and as of each Class A Funding Date, and shall survive the sale by CPS to the Purchaser of the Receivables and the Other Conveyed Property related thereto under the Sale and Servicing Agreement, the issuance of the Class A Notes, the purchase of each Class A Advance and the grant of a security interest in the Receivables and the other Collateral related thereto by the Issuer to the Trustee for the benefit of the Note Purchasers and the Noteholders under the Indenture.

                  (a) SALE AND SERVICING AGREEMENT AND CLASS B NOTE PURCHASE AGREEMENT. Each of the representations, warranties and covenants of the Seller and the Servicer in the Sale and Servicing Agreement and the Basic Documents is true and correct.

                  (b) INVESTMENT COMPANY STATUS. CPS is not, nor will the consummation of the transactions contemplated by the Basic Documents cause CPS to be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act or a company "controlled by" an investment company within the meaning of the Investment Company Act. The consummation of the transactions contemplated by this Agreement and each other Basic Document to which CPS is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder. CPS is not subject to regulation under any applicable law (other than Regulation X of the Board of Governors of the Federal Reserve System) that limits its ability to incur Indebtedness.

                  (c) NO MATERIAL ADVERSE EFFECT; NO DEFAULT. (i) CPS is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could have, and no provision of applicable law or governmental regulation has had or would have a Material Adverse Effect and (ii) CPS is not in default under or with respect to any contract, agreement, lease or other instrument to which CPS is a party and which is material to CPS's condition (financial or otherwise), business, operations or properties, and CPS has not delivered or received any notice of default thereunder, other than such defaults as have been waived.

                  (d) REPRESENTATIONS AND WARRANTIES OF CPS UNDER BASIC DOCUMENTS. Each representation and warranty made by it in each Basic Document to which it is a party (including any representation and warranties made by it as Servicer) is true and correct as of the date originally made, as of the date of this Agreement and as of and after giving effect to the making of each Class A Advance as if made on and as of the making of each Class A Advance as if set forth in full herein.

                  (e) NO PUBLIC OFFERING OF NOTES. Neither the Servicer nor, to the best of the Servicer's knowledge after due inquiry, anyone acting on the Servicer's behalf, has offered, transferred, pledged, sold or otherwise disposed of any Note or any interest therein, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note or any interest therein or otherwise approached or negotiated, with respect to any Note or any interest therein, with any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a public distribution of the Notes under the Securities Act, or which would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities laws, or require registration or qualification pursuant thereto.

                  (f) REGULATIONS T, U AND X. No proceeds of any Class A Advance will be used, directly or indirectly, by CPS for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Class A Advance to be a "purpose credit" within the meaning of Regulation U. Neither the making of any Class A Advance hereunder, nor the use of the proceeds thereof, will violate or otherwise conflict with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                  (g) SECURITY INTEREST. Notwithstanding the intent of the parties set forth in Section 2.2 of the Sale and Servicing Agreement, the Sale and Servicing Agreement is effective to create a valid and enforceable Lien on the Receivables and the Other Conveyed Property in favor of the Issuer. The Lien created pursuant to the Sale and Servicing Agreement (a) constitutes a first priority perfected security interest in the Receivables and the Other Conveyed Property in favor of the Purchaser, (b) is prior to all other Liens, if any, on the Receivables and the Other Conveyed Property, and (c) is enforceable as such as against all Persons.

                  (h) FULL DISCLOSURE. The information, reports, financial statements, exhibits, schedules, officer's certificates and other documents furnished by or on behalf of CPS, the Servicer, the Seller or any of their respective Affiliates to the Issuer, the Purchaser, the Class A Note Purchaser, the Trustee or the Backup Servicer in connection with any particular Class A Advance or the negotiation, preparation, delivery or performance of this Agreement, the Class A Notes and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, taken as a whole, are true and correct in every material respect (or, in the case of projections, are based on good faith reasonable estimates) on the date as of which such information is stated or certified and do not and will not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. All such financial statements fairly present the financial condition of CPS or such Affiliates as of the date specified therein (subject to normal year-end audit adjustments) all in accordance with GAAP. On such date, neither CPS nor any of its Affiliates had any material contingent liabilities, liabilities for taxes, or unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in such financial statements as of such date. There is no fact known to CPS or any of its Affiliates, after due inquiry, that would have a Material Adverse Effect and that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Class A Note Purchaser for use in connection with the transactions contemplated hereby or thereby.

                  (i) ERISA. Neither CPS nor any of its Affiliates maintain any Plans (other than CPS's defined contribution (401(k)) plan and the MFN Financial Corporation Pension Plan), and CPS agrees to notify the Class A Note Purchaser in advance of forming any Plans. Neither CPS nor any of its Affiliates has any obligations or liabilities with respect to any Plans or Multiemployer Plans (other than CPS's defined contribution (401(k)) plan and the MFN Financial Corporation Pension Plan), nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five year period prior to the date this representation is made or deemed made. CPS will give notice to the Class A Note Purchaser if at any time it or any Affiliate has any obligations or liabilities with respect to any Plan or Multiemployer Plan. All Plans maintained by CPS or any of its Affiliates are in substantial compliance with all applicable laws (including ERISA). CPS is not an employer under any Multiemployer Plan.

                  (j) CLASS A BORROWING BASE CERTIFICATE. The information set forth in the Class A Borrowing Base Certificate is true and correct in all material respects.

                  (k) INSURANCE. During the Class A Term, CPS shall maintain such insurance as is generally acceptable to prudent institutional investors and usual and customary for similar companies in its industry.

         SECTION 5.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CLASS A NOTE PURCHASER. The Class A Note Purchaser hereby covenants to the Issuer and the Servicer that it will perform the obligations required of it under the Basic Documents in accordance with the terms of the Basic Documents. In addition, the Class A Note Purchaser represents and warrants to the Issuer and the Servicer, as of the date hereof (or as of a subsequent date on which a successor or assignee of the Class A Note Purchaser shall become a party hereto, in which case such successor or assignee hereby represents and warrants to the Issuer and the Servicer), that:

                  (a) it has had an opportunity to discuss the Issuer's and the Servicer's business, management and financial affairs, and the terms and conditions of the transactions contemplated by the Basic Documents, with the Issuer and the Servicer and their respective representatives;

                  (b) it is a "qualified purchaser" (as defined in Section 2(a)(51) of the Investment Company Act) that is either (i) a "qualified institutional buyer" as such term is defined under Rule 144A of the Securities Act or (ii) an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Class A Notes;

                  (c) it is purchasing the Class A Notes for its own account, or for the account of one or more "qualified purchasers" (as defined in Section 2(a)(51) of the Investment Company Act) that are either (i) "qualified institutional buyers" within the meaning of Rule 144A of the Securities Act or
(ii) "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or
(7) of Regulation D under the Securities Act that meet the criteria described in SUBSECTION (b), and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

                  (d) it understands that the Class A Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that the Issuer is not required to register the Class A Notes, and that any transfer must comply with provisions of SECTION 2.5 of the Indenture and SECTION 8.03(b) of this Agreement;

                  (e) it understands that the Class A Notes will bear the legend set out in the form of Class A Note attached as EXHIBIT A-1 to the Indenture and be subject to the restrictions on transfer described in such legend;

                  (f) it will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Class A Notes;

                  (g) it understands that the Class A Notes may be offered, resold, pledged or otherwise transferred, with prior written notice to the Issuer, only (A) to the Issuer, (B) in a transaction meeting the requirements of Rule 144A under the Securities Act, (C) outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act, or (D) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction;

                  (h) if it desires to offer, sell or otherwise transfer, pledge or hypothecate the Class A Notes as described in clause (B), (C) or (D) of the preceding paragraph, the transferee of the Class A Notes will be required to deliver a certificate and may under certain circumstances be required to deliver an opinion of counsel, in each case, as described in the Indenture, reasonably satisfactory in form and substance to the Trustee, that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation. The Class A Note Purchaser understands that the registrar and transfer agent for the Class A Notes will not be required to accept for registration of transfer the Class A Notes acquired by it unless the terms and conditions of Sections 2.4 and 2.5 of the Indenture have been satisfied;

                  (i) it will obtain from any purchaser of the Class A Notes substantially the same representations and warranties contained in the foregoing paragraphs; and

                  (j) this Agreement has been duly and validly authorized, executed and delivered by it and constitutes a legal, valid, binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                                   ARTICLE VI
                                   CONDITIONS

         SECTION 6.01 CONDITIONS TO PURCHASE. The Class A Note Purchaser will have no obligation to purchase the amended and restated Class A Notes hereunder unless:

                  (a) each of the Basic Documents shall be in full force and effect and all consents, waivers and approvals necessary for the consummation of the transactions contemplated by the Basic Documents shall have been obtained and shall be in full force and effect;

                  (b) at the time of such issuance, all conditions to the issuance of the Class A Notes under the Indenture and under SECTION 2.1(b) of the Sale and Servicing Agreement shall have been satisfied and all conditions to the initial Class A Advance set forth under SECTION 6.02 hereof have been satisfied;

                  (c) the Class A Note Purchaser shall have received a duly executed, authorized and authenticated Class A Note registered as provided in
Section 2.01 and stating that the principal amount thereof shall not exceed the Class A Maximum Invested Amount;

                  (d) the Issuer shall have paid all fees required to be paid by it on or prior to the date hereof, including all fees required under SECTIONS
3.01 and 3.02 hereof;

                  (e) the Class A Notes purchased by the Class A Note Purchaser hereunder shall be entitled to the benefit of the security provided in the Indenture and shall constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (f) no Material Adverse Change shall have occurred with respect to CPS or the Issuer since September 30, 2006;

                  (g) the Class A Note Purchaser shall have received:

                           (i) a duly executed and delivered original counterpart of each Basic Document (other than any Basic Document that contemplates delivery on a date that is after the Class B Closing
         Date), each such document being in full force and effect;

                           (ii) certified copies of charter documents and each amendment thereto, and resolutions of (A) the Board of Directors or other governing authority of each of the Issuer and the Servicer authorizing or ratifying the execution, delivery and performance, respectively, of all Basic Documents to which it is a party, (B) the issuance of Class A Notes contemplated hereunder and the issuance of the Class B Notes contemplated under the Class B Note Purchase Agreement and (C) the granting of the security interests contemplated under the Basic Documents, certified by the Secretary or an Assistant Secretary of each of the Issuer and the Servicer as of the Class A Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                           (iii) a certificate of the Secretary or an Assistant Secretary of the Issuer and the Servicer, as applicable, certifying the names and the signatures of its officer or officers authorized to sign all transaction documents to which it is a party;

                           (iv) a certificate of a senior officer of CPS to the effect that the representations and warranties of the Seller and the Servicer in this Agreement and the other Basic Documents to which it is a party are true and correct as of the date hereof, and that the Seller and the Servicer have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the date hereof;

                           (v) a certificate of a senior officer of the Issuer to the effect that the representations and warranties of the Issuer and the Purchaser in this Agreement and the other Basic Documents to which it is a party are true and correct as of the Class A Closing Date and that the Issuer and the Purchaser have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the date hereof;

                           (vi) legal opinions (including opinions relating to true sale, non-consolidation, UCC, enforceability and corporate matters, any of which may take the form of a "bring-down" opinion from the opinions issued on the Class A Closing Date) in form and substance satisfactory to the Class A Note Purchaser;

                           (vii) evidence satisfactory to the Class A Note Purchaser of completion of all necessary UCC filings and search reports;

                           (viii) payment of Class A Note Purchaser's reasonable out-of-pocket fees and expenses in accordance with SECTION 3.02(c) hereof;

                           (ix) copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the States of Delaware and California, evidencing the good standing of the Issuer and the Servicer in the States of Delaware and California, in each case, dated no earlier than 15 days prior to the Class B Closing Date;

                           (x) copies (which may be delivered in electronic format) of any commitment or agreement between the Issuer and the Servicer and any lender or other financial institution, other than any such commitment or agreement (or portion thereof) which the Class A Note Purchaser specifically agrees are not required to be delivered hereunder; and

                           (xi) such other documents, opinions and information as the Class A Note Purchaser may reasonably request; and

                  (h) the Class A Note Purchaser shall have completed to its satisfaction its due diligence review of the Issuer and the Servicer and its respective management, controlling stockholders, systems, underwriting, servicing and collection operations, static pool performance and its loan files.

         SECTION 6.02 CONDITIONS TO EACH CLASS A ADVANCE. The obligation of the Class A Note Purchaser to fund any Class A Advance on any day (including the initial Class A Advance) shall be subject to the conditions precedent that on the date of such Class A Advance, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true:

                  (a) no Class A Funding Termination Event shall have occurred and be continuing;

                  (b) the Class A Facility Termination Date shall not have occurred and will not occur as a result of making such Class A Advance and no default under or breach of the Sale and Servicing Agreement or any other Basic Document exists or will exist;

                  (c) no later than two (2) Business Days prior to the requested Class A Funding Date, the Class A Note Purchaser shall have received a properly completed Class A Borrowing Base Certificate from the Servicer in the form of EXHIBIT A hereto;

                  (d) no later than two (2) Business Days prior to the requested Class A Funding Date, the Class A Note Purchaser shall have received a properly completed and executed Class A Advance Request, together with timely receipt of each other item required pursuant to SECTION 2.03 hereof;

                  (e) the Servicer shall have delivered to the Class A Note Purchaser the Servicer's Certificate for the immediately preceding Accrual Period pursuant to Section 4.9 of the Sale and Servicing Agreement;

                  (f) such Class A Advance shall be in an amount not less than $2,000,000;

                  (g) no more than two Class A Advances shall be made in the same week;

                  (h) after giving effect to such Class A Advance, the Class A Invested Amount will not exceed the Class A Maximum Invested Amount;

                  (i) the representations and warranties made by the Servicer, the Seller, the Purchaser, the Issuer and the Class B Note Purchaser in the Basic Documents are true and correct as of the date of such requested Class A Advance, with the same effect as though made on the date of such Class A Advance, and the Class A Note Purchaser shall have received (I) a certificate from the Servicer and the Seller to such effect with respect to its representations and warranties and that the Servicer and the Seller have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the related Class A Funding Date, and (II) a certificate from the Issuer and the Purchaser to such effect with respect to its representations and warranties and that the Issuer and the Purchaser have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the related Class A Funding Date, which certifications, in each case, may be included in the related Class A Advance Request;

                  (j) the Trustee shall (in accordance with the procedures contemplated in SECTION 3.4 of the Sale and Servicing Agreement) have confirmed receipt of the related Receivable File for each Eligible Receivable included in the Class A Borrowing Base calculation and shall have delivered to the Controlling Note Purchaser (with a copy thereof to each other Note Purchaser) a Trust Receipt with respect to the Receivable Files related to the Related Receivables to be purchased on such Class A Funding Date, or if requested by the Class A Note Purchaser, an aggregate Trust Receipt with respect to the Receivable Files for all of the Receivables;

                  (k) after giving effect to such Class A Advance, there shall be no Class A Borrowing Base Deficiency;

                  (l) all limitations and conditions specified in SECTION 2.02 of this Agreement and in SECTION 2.1(b) of the Sale and Servicing Agreement shall have been satisfied with respect to the making of such Class A Advance;

                  (m) after giving effect to such Class A Advance, no Material Adverse Change with respect to CPS or the Issuer shall have occurred and there shall have been no Material Adverse Effect;

                  (n) none of the Issuer, the Purchaser, the Seller or the Servicer shall have breached any of its covenants under the Basic Documents in any material respect;

                  (o) the Issuer shall have provided the Class A Note Purchaser with all other information that the Class A Note Purchaser may reasonably require, if the Class A Note Purchaser shall have given the Issuer reasonable advance notice of such requirements;

                  (p) all amounts due and owing to the Class A Noteholders and the Class A Note Purchaser under this Agreement and/or any of the other Basic Documents shall have been paid in full;

                  (q) after giving effect to such Class A Advance and the application of proceeds therefrom, no Default or Event of Default shall have occurred and be continuing on and as of the requested Class A Funding Date;

                  (r) if any TFC Receivables are being purchased in connection with such Class A Advance, no TFC Funding Termination Event shall have occurred; and

                  (s) on and as of the requested Class A Funding Date, each of the representations and warranties set forth in Section 3.1 of the Sale and Servicing Agreement is true and correct for all Related Receivables being pledged by the Issuer to the Trustee for the benefit of the Noteholders and the Note Purchasers under the Indenture on such date and each Related Receivable is an Eligible Receivable. No such Related Receivable was originated in any jurisdiction in which the Seller is required to be licensed in order to own such Related Receivable unless the Seller has obtained such license prior to owning such Related Receivable. With respect to each such Related Receivable, the applicable Dealer or Consumer Lender (if such Consumer Lender is not the Seller), as applicable, has either been paid or received credit from Seller for all proceeds from the sale of such Related Receivable to the Seller.

                  The giving of any notice pursuant to SECTION 2.03 shall constitute a representation and warranty by the Issuer and the Servicer that all conditions precedent to such Class A Advance have been satisfied.

                                   ARTICLE VII
                                    COVENANTS

         SECTION 7.01 AFFIRMATIVE COVENANTS

         Until the Class A Facility Termination Date:

                  (a) NOTICE OF DEFAULTS, OTHER FUNDING TERMINATION EVENTS, LITIGATION, ADVERSE JUDGMENTS, ETC. CPS or the Issuer, as applicable, shall give notice to each Note Purchaser promptly:

                           (i) upon CPS or the Issuer, as the case may be, becoming aware of, and in any event within three (3) Business Days after, the occurrence of any Event of Default or Default or any Class B Event of Default or Class B Default or any event of default or default under any other Basic Document or any other material agreement of CPS;

                           (ii) upon CPS or the Issuer, as the case may be, becoming aware of, and in any event within three (3) Business Days after, the occurrence of any Funding Termination Event,

                           (iii) upon, and in any event within three (3) Business Days after, service of process on CPS or the Issuer, as the case may be, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting CPS or the Issuer (x) that questions or challenges the validity or enforceability of any of the Basic Documents, (y) in which the amount in controversy exceeds $1,000,000 or (z) that, if adversely determined, would cause a Material Adverse Effect;

                           (iv) upon, and in any event within three (3) Business Days after, CPS or the Issuer, as the case may be, becoming aware of any event or change in circumstances that could have a Material Adverse Effect, constitute a Material Adverse Change or cause an Event of Default or a Class B Event of Default; and

                           (v) upon, and in any event within three (3) Business Days after, CPS or the Issuer, as the case may be, becoming aware of entry of a judgment or decree in respect of CPS or the Issuer, its respective assets or any of the Collateral in an amount in excess of $1,000,000.

         Each notice pursuant to this subsection (a) shall be accompanied by a statement of an officer of CPS or the Issuer, as applicable, setting forth details of the occurrence referred to therein and stating what action CPS and the Issuer, as the case may be, have taken or propose to take with respect thereto.

                  (b) TAXES. Each of CPS and the Issuer shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except to the extent that CPS or the Issuer, as applicable, shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof in accordance with GAAP.

                  (c) CONTINUITY OF BUSINESS AND COMPLIANCE WITH AGREEMENT AND LAW. Each of CPS and the Issuer shall:

                           (i) preserve and maintain its legal existence;

                           (ii) comply with the requirements of all applicable laws, rules, regulations and orders of governmental authorities and other Requirements of Law (including, without limitation, Consumer Laws and all environmental laws);

                           (iii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

                           (iv) not move its chief executive office or chief operating office from the addresses referred to herein or change its jurisdiction of organization unless it shall have provided the Class A Note Purchaser 30 days prior written notice of such change;

                           (v) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

                           (vi) continue in business in a prudent, reasonable and lawful manner with all licenses, rights, permits, franchises and qualifications necessary to perform its respective obligations under this Agreement, the Sale and Servicing Agreement, the Notes and the other Basic Documents.

                  (d) OWNERSHIP OF THE ISSUER. CPS shall own beneficially and of record 100% of the membership interests in the Issuer free and clear of all Liens other than the Lien created pursuant to the Pledge Agreement.

                  (e) CLASS A BORROWING BASE CERTIFICATES. The Issuer shall deliver to the Class A Note Purchaser, together with each Class A Advance Request, a Class A Borrowing Base Certificate in accordance with Section 2.03(a) hereof.

                  (f) COLLATERAL STATEMENTS. The Issuer will furnish or cause to be furnished to the Class A Note Purchaser from time to time statements and schedules further identifying and describing the Collateral and the UBS Cross Collateral and such other reports in connection with the Collateral or the UBS Cross Collateral as the Class A Note Purchaser may reasonably request, all in reasonable detail, including without limitation each statement, certificate and report required to be delivered to the Trustee or the Noteholders under any Basic Document.

                  (g) ACTIONS TO ENFORCE RIGHTS UNDER CONTRACTS. CPS and the Issuer shall take such reasonable and lawful actions as the Controlling Note Purchaser shall request to enforce the rights of the Note Purchasers and the Noteholders under the Basic Documents with respect to the Collateral, and, following the occurrence of an Event of Default, shall take such reasonable and lawful actions as are necessary to enable the Controlling Note Purchaser to exercise such rights in its own name.

                  (h) HEDGING STRATEGY. The Issuer shall implement and maintain a hedging strategy that is reasonably acceptable to the Controlling Note Purchaser; PROVIDED, THAT, for purposes of this subparagraph (h), a hedging strategy consisting of the Seller sponsoring one or more securitizations of pools of Receivables at least every 120 days during the term of the Class A Notes shall be deemed acceptable to the Controlling Note Purchaser.

                  (i) MONTHLY SERVICER'S CERTIFICATE. The Issuer shall, or shall cause the Servicer (so long as CPS is Servicer) to, deliver to the Note Purchasers, the Trustee and the Backup Servicer, no later than 12:00 noon, New York City time, on each Determination Date, in a computer-readable format reasonably acceptable to each such Person, a Servicer's Certificate executed by a Responsible Officer or agent of Servicer containing all information required to be included in such Servicer's Certificate under Section 4.9 of the Sale and Servicing Agreement and related monthly data. The Issuer shall, or shall cause the Servicer (so long as the CPS is Servicer) to, deliver to each Note Purchaser, the Trustee and the Backup Servicer a hard copy of any such Servicer's Certificate upon request of such Person.

                  (j) SEPARATE EXISTENCE; NO COMMINGLING. During each Class A Term, the Issuer shall limit its activities to such activities as are incident to and necessary or convenient to accomplish the following purposes: (i) to acquire, own, hold, pledge, finance and otherwise deal with Receivables to be pledged to the Trustee for the benefit of the Note Purchasers and the Noteholders pursuant to the Indenture and (ii) to sell, securitize or otherwise liquidate all or any portion of such Receivables in accordance with the provisions of the Basic Documents. In addition, during each Class A Term, the Issuer shall observe and comply with the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including without limitation, those requirements set forth in
Section 9(b)(iv) of the Issuer's Limited Liability Company Agreement. Without limiting the foregoing, the Issuer shall, and CPS shall cause itself and any other Affiliates of the Issuer to, maintain the truth and accuracy of all facts assumed by Andrews Kurth LLP in the true sale and non consolidation opinions of Andrews Kurth LLP; provided that in the event that any request is made for the Class A Note Purchaser to consent to or approve any matter that, if effectuated or consummated, would result in a change to the continuing truth and accuracy of any of the factual assumptions in the true sale or non-consolidation opinions of Andrews Kurth LLP, such request shall be accompanied by an opinion of Andrews Kurth LLP, or such other counsel as may be reasonably satisfactory to the Class A Note Purchaser, that the conclusions set forth in the true sale and non-consolidation opinions of Andrews Kurth LLP will be unaffected by such change.

                  (k) OTHER LIENS OR INTERESTS. Except for the conveyances under the Sale and Servicing Agreement and the other Basic Documents, CPS shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on or any interest in, the Receivables or the Other Conveyed Property. Except for the pledges pursuant to the Indenture and the other Basic Documents, the Issuer shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on or any interest in, the Collateral or the UBS Cross Collateral (other than, in the case of the UBS Cross Collateral, the lien created pursuant to Granting Clause I of the Indenture), subject to the Intercreditor Agreement. CPS and the Issuer shall, at their own expense and in each case subject to the Intercreditor Agreement, defend (i) the Collateral and the UBS Cross Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on, in or to the Collateral or the UBS Cross Collateral, other than the security interests created under the Basic Documents, (ii) the right, title and interest of each Note Purchaser and each Noteholder in and to any of the Collateral, and (iii) subject to the Lien created pursuant to Granting Clause I of the Indenture, the right, title and interest of the Bear Indenture Trustee, each Class B note purchaser and each Class B noteholder under the Bear Basic Documents in and to any of the UBS Cross Collateral, in each case against the claims and demands of all Persons whomsoever.

                  (l) BOOKS AND RECORDS; OTHER INFORMATION.

                           (i) Each of CPS and the Issuer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each). CPS shall maintain accurate and complete books and records with respect to the Receivables and the Other Conveyed Property and with respect to CPS's business. The Issuer shall maintain accurate and complete books and records with respect to the Collateral and the Issuer's business. All accounting books and records shall be maintained in accordance with GAAP.

                           (ii) CPS and the Issuer shall, and shall cause each of their respective Affiliates to, permit any representative of the Class A Note Purchaser to visit and inspect any of the properties of the Issuer and such Affiliates and to examine the books and records of CPS or the Issuer and such Affiliates, as applicable, and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of CPS or the Issuer and each such Affiliate, as applicable, or any of the Collateral with the officers and independent public accountants thereof and as often as the Class A Note Purchaser may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable written notice; provided that, after a Default or Event of Default shall have occurred and be continuing, the Class A Note Purchaser may make such inspections, examine such documents, make such copies, take such extracts and conduct such discussions at such times as it may determine in its sole discretion during CPS's and the Issuer's normal business hours.

                           (iii) Each of CPS and the Issuer shall promptly provide to the Class A Note Purchaser all information regarding its respective operations and practices and the Collateral as the Class A Note Purchaser shall reasonably request.

                           (iv) CPS shall maintain its computer systems so that, from and after the time of each sale of Receivables under the Sale and Servicing Agreement to the Issuer, CPS's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly that such Receivable has been sold by CPS to the Issuer and that such Receivable has been pledged by the Issuer to the Trustee for the benefit of the Note Purchasers and the Noteholders. Indication of the Trustee's interest in such Receivable shall be deleted from or modified on CPS's computer systems when, and only when, the Receivable shall have been released from the Lien of the Indenture in accordance with the terms of the Indenture, and indication of the Issuer's interest in such Receivable shall be deleted from or modified on CPS's computer systems when, and only when, the Receivable shall have been paid in full or repurchased from the Issuer by CPS.

                           (v) Upon request, CPS shall furnish to the Class A Note Purchaser, within five (5) Business Days, (x) a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables, and (y) such other information as the Class A Note Purchaser may reasonably request.

                           (vi) If at any time CPS shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile, van, sport utility vehicle or light duty truck receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, and if CPS shall give to such prospective purchaser, lender or other transferee computer tapes, records, or print-outs (including any restored from back-up archives, collectively "data records") that refer in any manner whatsoever to any Receivable, such data records shall indicate clearly that such Receivable has been sold by CPS to the Issuer and pledged by the Issuer to Trustee for the benefit of the Note Purchasers and the Noteholders unless such Receivable shall have been released from the Lien of the Indenture in accordance with the terms of the Indenture and shall have been paid in full or repurchased from the Issuer by CPS.

                  (m) FULFILLMENT OF OBLIGATIONS. Each of CPS and the Issuer shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of CPS or the Issuer, as applicable.

                  (n) COMPLIANCE WITH LAWS, ETC. Each of CPS and the Issuer shall, and CPS shall cause each of its Subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each Basic Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Receivables.

                  (o) COMPLIANCE WITH BASIC DOCUMENTS. CPS, in its capacity as Seller and Servicer, or otherwise, shall comply with each of its covenants contained in the Basic Documents.

                  (p) FINANCING STATEMENTS. At the request of the Controlling Note Purchaser, CPS and the Issuer shall file such financing statements as the Controlling Note Purchaser determines may be required by law to perfect, maintain and protect the interest of the Note Purchasers and the Noteholders in the Collateral and the proceeds thereof.

                  (q) PAYMENT OF FEES AND EXPENSES. CPS and the Issuer shall pay to the Class A Note Purchaser, on demand, any and all fees, costs or expenses that the Class A Note Purchaser pays to a bank or other similar institution arising out of or in connection with the return of payments from CPS or the Issuer deposited for collection by the Class A Note Purchaser.

                  (r) FINANCIAL STATEMENTS AND ACCESS TO RECORDS. CPS shall provide the Class A Note Purchaser with quarterly unaudited financial statements within sixty (60) days of the end of each of CPS's first three fiscal quarters, and CPS will provide the Class A Note Purchaser with audited financial statements within one hundred twenty (120) days of each of CPS's fiscal year-end audited by a nationally recognized independent certified public accounting firm. Upon request of the Class A Note Purchaser, CPS shall provide the Class A Note Purchaser with unaudited monthly financial statements. CPS shall deliver to the Class A Note Purchaser with each financial statement a certificate by CPS's chief financial officer, certifying that such financial statements are complete and correct in all material respects and that, except as noted in such certificate, such chief financial officer has no knowledge of any Default, Event of Default, Funding Termination Event or Servicer Termination Event. Notwithstanding the foregoing, CPS shall have no obligation to deliver any of the foregoing financial statements to the Class A Note Purchaser for so long as CPS is subject to, and in compliance with, the reporting requirements under
Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In connection with each report filed by CPS under Section 13(a) of the Exchange Act during the Class A Term, CPS shall be deemed to have represented and warranted to the Class A Note Purchaser that, as of the related filing date, the financial statements contained in such report are complete and correct in all material respects and that, unless otherwise specified in such report, CPS has no knowledge of any Default, Event of Default, Funding Termination Event or Servicer Termination Event as of such filing date.

                  (s) LITIGATION MATTERS. CPS shall notify the Class A Note Purchaser in writing, promptly upon its learning thereof, of any litigation, arbitration or administrative proceeding which may reasonably be expected to have a Material Adverse Effect or result in a Material Adverse Change.

                  (t) NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE. CPS and the Issuer shall provide the Controlling Note Purchaser with not less than thirty
(30) days prior written notice of any change in the chief executive office or jurisdiction of incorporation or organization of CPS or the Issuer to permit the Controlling Note Purchaser to make any additional filings necessary to continue the Trustee's perfected security interest in the Collateral for the benefit of the Note Purchasers and the Noteholders.

                  (u) CONSOLIDATED TOTAL ADJUSTED EQUITY. CPS shall maintain minimum Consolidated Total Adjusted Equity of $60,000,000 as of the end of each fiscal quarter.

                  (v) MAXIMUM LEVERAGE RATIO. CPS shall maintain a maximum leverage ratio (total liabilities less all non-recourse debt/Consolidated Total Adjusted Equity) of less than six times as of the end of each fiscal quarter.

                  (w) LIQUIDITY. CPS shall maintain cash and cash equivalents of at least $8.5 million as of the end of each calendar month.

                  (x) DEPOSIT ACCOUNT. All distributions made by the Issuer to CPS in respect of CPS's equity interest in the Issuer shall be deposited directly into the Deposit Account.

         SECTION 7.02 NEGATIVE COVENANTS. Until the Class A Facility Termination
Date:

                  (a) ADVERSE TRANSACTIONS. Neither CPS nor the Issuer shall enter into any transaction that adversely affects the Collateral, the UBS Cross Collateral, the Class A Note Purchaser's rights under this Agreement, the Notes or any other Basic Document, the Issuer's interest in the Receivables and the Other Conveyed Property pursuant to the Sale and Servicing Agreement, the

Trustee's security interest in the Collateral pursuant to the Indenture, or that could reasonably be expected to result in a Material Adverse Change with respect to the Issuer or CPS or a Material Adverse Event.

                  (b) GUARANTEES. The Issuer shall not guarantee or otherwise in any way become liable with respect to the obligations or liabilities of any other Person.

                  (c) DIVIDENDS. The Issuer shall not declare or pay any dividends except (i) to the extent of funds legally available therefor from payments received by the Issuer pursuant to Section 5.7(a) of the Sale and Servicing Agreement, or (ii) pursuant to Section 5.10 of the Sale and Servicing Agreement, in each case in compliance with Section 7.01(x) of this Agreement. Notwithstanding the foregoing, the Issuer shall not declare or pay any dividends on any date as of which a Default or an Event of Default or a Class B Default or a Class B Event of Default shall have occurred and is continuing.

                  (d) INVESTMENTS. The Issuer shall not make any investment in any Person through the direct or indirect holding of securities or otherwise, other than in the ordinary course of business or in connection with the future securitization of Receivables.

                  (e) CHANGES IN CAPITAL STRUCTURE OR BUSINESS OBJECTIVES OF THE ISSUER. The Issuer shall not do any of the following if it will adversely affect the payment or performance of, or the Issuer's ability to pay and/or perform, its obligations to the Class A Note Purchaser with respect to this Agreement or any other Basic Document to which it is a party, or the Notes, or if it could reasonably be expected to result in a Material Adverse Change with respect to the Issuer or CPS or a Material Adverse Event: (i) cancel any of the membership interests in the Issuer, (ii) make any change in the capital structure of the Issuer, or (iii) make any material change in any of its business objectives, purposes or operations that would adversely affect the payment or performance of, or the Issuer's ability to pay and/or perform, its obligations to Class A Note Purchaser with respect to this Agreement or any other Basic Document to which it is a party, or the Notes.

                  (f) ASSET SALES. The Issuer will not sell any Receivables or other Collateral related thereto if, following such sale, the Class A Invested Amount would exceed the Class A Borrowing Base after giving effect to the application of proceeds of such sale; PROVIDED that the foregoing shall not prohibit a foreclosure sale by or on behalf of the Class A Noteholders or the Class A Note Purchaser upon the occurrence of an Event of Default; PROVIDED FURTHER that in the event that the Issuer or CPS shall intend to sell any Receivables in a whole-loan transfer to any third party, the Issuer or CPS shall inform Class A Note Purchaser of such prospective sale and Class A Note Purchaser shall be permitted to bid on such Receivables in the same bidding process as that in which any third party is permitted to bid on such Receivables.

                  (g) NO LIENS ON EQUITY INTERESTS IN THE ISSUER. Other than the Lien created pursuant to the Pledge Agreement, CPS shall not grant or otherwise create any Lien on the membership interests in the Issuer (or any other equity interest in the Issuer) without the prior written consent of the Controlling Note Purchaser.

                  (h) NO INDEBTEDNESS. The Issuer will not at any time incur any Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of the Basic Documents.

                  (i) NO OTHER BUSINESS. The Issuer will not at any time engage in any other business activities than the purchase of the Receivables and the Other Conveyed Property, pledging the Receivables and the other Collateral to the Trustee for the benefit of the Note Purchasers and the Noteholders pursuant to Granting Clause I of the Indenture, pledging the Pledged Subordinate Securities to the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders pursuant to Granting Clause II of the Indenture, pledging the UBS Cross Collateral, subject to the Intercreditor Agreement, to the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents pursuant to Granting Clause III of the Indenture, transferring the Receivables and the Other Conveyed Property in connection with Securitization Transactions and in connection with whole-loan sales, acquiring the Pledged Subordinate Securities in connection with Securitization Transactions, issuing the Notes and other activities relating to the foregoing to the extent permitted by the organizational documents of the Issuer as in effect on the date hereof, or as amended with the prior written consent of the Controlling Note Purchaser. Without limitation of the foregoing, the Issuer will not at any time be an issuer of securities other than the Notes or a borrower under any loan or financing agreement, facility or other arrangement other than the facilities established pursuant to this Agreement and the other Basic Documents.

                  (j) NO AMENDMENT TO ISSUER'S OPERATING AGREEMENT OR ANY BASIC DOCUMENT WITHOUT CONSENT. Neither the Limited Liability Company Agreement of the Issuer, nor any Basic Document, shall be amended, supplemented or otherwise modified without the prior written consent of the Controlling Note Purchaser.

                  (k) TRANSACTIONS WITH AFFILIATES. The Issuer shall not enter into, or be a party to, any transaction with any of its Affiliates, except in accordance with the requirements set forth in Section 9(b)(iv) of the LLC Agreement.

                  (l) NONPETITION. Notwithstanding any prior termination of this Agreement, neither the Servicer nor the Seller will, prior to the date that is one year and one day after the day upon which the outstanding principal amount of each class of Notes has been reduced to zero and all Secured Obligations and any and all other amounts due and owing to the Class A Note Purchaser and the Class A Noteholders pursuant to the Basic Documents have been paid in full, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (m) PROTECTION OF TITLE TO COLLATERAL. None of the Seller, the Servicer, the Purchaser or the Issuer shall change its name, identity, jurisdiction of organization, form of organization or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed with respect to the Collateral, the UBS Cross Collateral or the Deposit Account seriously misleading within the meaning of Section 9-506(a) of the UCC, unless it shall have given each Note Purchaser at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         SECTION 8.01 AMENDMENTS. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by CPS, the Issuer or the Class A Note Purchaser therefrom, shall in any event be effective unless the same shall be in writing and signed by CPS, the Issuer and the Class A Note Purchaser.

         SECTION 8.02 NO WAIVER; REMEDIES. Any waiver, consent or approval given by the Controlling Note Purchaser or any party hereto (other than any waiver, consent or approval which is contemplated by the express terms of this Agreement or any other Basic Document) shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement or any other Basic Document shall be deemed a waiver of any other breach or default. No failure on the part of the Controlling Note Purchaser or any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. Any waiver consent or approval given by the Controlling Note Purchaser under this Agreement or any other Basic Document shall be binding upon each Class A Noteholder and each Class B Noteholder and their respective successors and permitted assigns. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.03 BINDING ON SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall be binding upon, and inure to the benefit of, the Issuer, the Purchaser, the Seller, the Servicer, the Class A Note Purchaser and their respective successors and assigns; PROVIDED, HOWEVER, that, except as otherwise provided in Section 4.17 of the Sale and Servicing Agreement, none of the Issuer, the Purchaser, the Seller or the Servicer may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Class A Note Purchaser. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

                  (b) The Class A Note Purchaser may at any time grant a security interest in and Lien on all of its interests under this Agreement, the Class A Notes and all Basic Documents to any Person who, at any time now or in the future, provides program liquidity or credit enhancement, including without limitation, a surety bond or financial guaranty insurance policy for the benefit of the Class A Note Purchaser. The Class A Note Purchaser may assign the Class A Commitment or all of its interest under the Class A Notes, this Agreement and the Basic Documents to (i) any Affiliate of the Class A Note Purchaser at any time, (ii) to any other Person at any time that a Default has occurred and is continuing and (iii) at any other time with the prior written consent of the Issuer; provided that as a condition precedent to any such assignment, the assignee of the Class A Note Purchaser shall execute an agreement pursuant to which it agrees to assume and perform all of the obligations of the Class A Note Purchaser under the Basic Documents. Notwithstanding the foregoing, it is understood and agreed by the Issuer that the Class A Notes may be sold, transferred or pledged without the consent of the Issuer and without the execution of any such assumption agreement in compliance with, and as provided for under, SECTION 5.03(G). Notwithstanding any other provisions set forth in this Agreement, the Class A Note Purchaser may at any time create a security interest in all of its rights under this Agreement, the Class A Notes and the Basic Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  (c) If, on or after the date of this Agreement, the Class A Note Purchaser reasonably determines that the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Class A Note Purchaser with any request or directive issued on or after the date of this Agreement (whether or not having the force of law) of any such authority, central bank or comparable agency, has made or would be likely to make it unlawful for the Class A Note Purchaser to purchase the Class A Advances, hold the Class A Notes or otherwise to perform the transactions contemplated to be performed by it pursuant to this Agreement and those contemplated to be performed by it pursuant to the Basic Documents to which the Class A Note Purchaser is a party, then (i) the Class A Note Purchaser shall so notify the Issuer; (ii) the obligation of the Class A Note Purchaser to purchase the Class A Advances from time to time as contemplated hereunder shall be suspended; and (iii) the Class A Note Purchaser may assign its rights and obligations hereunder and under the Basic Documents, the Class A Notes and its interests therein pursuant to and in compliance with
Section 8.03(b); provided that a Class A Funding Termination Event shall occur if the Issuer or the Servicer fails to accept the proposed assignee chosen by the Class A Note Purchaser.

         SECTION 8.04 TERMINATION; SURVIVAL. The obligations and responsibilities of the Class A Note Purchaser created hereby shall terminate on the Class A Facility Termination Date. Notwithstanding the foregoing, all covenants, agreements, representations, warranties and indemnities made by the Servicer, the Seller, the Purchaser and/or the Issuer herein and/or in the Class A Notes delivered pursuant hereto shall survive the purchase and the repayment of the Class A Advances and the execution and delivery of this Agreement and the Class A Notes and shall continue in full force and effect until all interest and principal on the Class A Notes and other amounts owed hereunder and under the other Basic Documents have been paid in full and the commitment of the Class A Note Purchaser hereunder has been terminated. In addition, the obligations of the Issuer, the Purchaser, the Seller and the Servicer under SECTIONS 3.02, 3.03, 3.04, 3.05(B), 8.05, 8.11, 8.12 and 8.13 shall survive the termination of this Agreement.

         SECTION 8.05 PAYMENT OF COSTS AND EXPENSES; INDEMNIFICATION.

                  (a) PAYMENT OF COSTS AND EXPENSES.

                           (i) The Issuer agrees to pay on demand the reasonable expenses of the Class A Note Purchaser (including the reasonable out-of-pocket and legal expenses of the Class A Note Purchaser, if any) in connection with:

                                    (A) the negotiation, preparation, execution,
                  delivery and administration of this Agreement and of each other Basic Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Basic Document as may from time to time hereafter be proposed, whether or not the transactions contemplated hereby or thereby are consummated, and

                                    (B) the consummation of the transactions
                  contemplated by this Agreement and the other Basic Documents; provided that such expenses related to the amendment and restatement of this facility shall be capped at $45,000.

                           (ii) The Issuer and the Servicer further jointly and severally agree to (A) pay upon demand all reasonable costs and out-of-pocket expenses incurred by the Class A Note Purchaser as a consequence of, or in connection with, the enforcement of this Agreement or any of the other Basic Documents and any stamp, documentary or other taxes which may be payable by the Class A Note Purchaser in connection with the execution or delivery of this Agreement, any Class A Advance hereunder, or the issuance of the Class A Notes or any other Basic Documents; and (B) hold and save the Class A Note Purchaser harmless from all liability for any breach by the Issuer of its obligations under this Agreement. The Issuer and Servicer also further jointly and severally agree to reimburse the Class A Note Purchaser upon demand for all reasonable out-of-pocket and legal expenses incurred by the Class A Note Purchaser in connection with the negotiation of any restructuring or "work-out," whether or not consummated, of the Basic Documents.

                  (b) INDEMNIFICATION. In consideration of the Class A Note Purchaser's execution and delivery of this Agreement, the Issuer, the Purchaser, the Seller and the Servicer, jointly and severally, hereby agree to indemnify and hold the Class A Note Purchaser and each of its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith, as incurred (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Notes), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) as a result of, or arising out of, or relating to:

                           (i) any transaction financed or to be financed in whole or in part (including, without limitation, any Receivable constituting part of the Collateral), directly or indirectly, with the proceeds of any Class A Advance including, without limitation, any claim, suit or action related to such transaction, which claim is based on a violation of Consumer Laws or any applicable vicarious liability statutes, or the use or operation of any Financed Vehicle by any Person; or

                           (ii) this Agreement or any other Basic Document, or the entering into and performance of this Agreement or any other Basic Document by any of the Indemnified Parties,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence, bad faith or willful misconduct and, with respect to the Servicer, excluding any Indemnified Liabilities that would constitute recourse to the Servicer for loss by reason of the bankruptcy, insolvency (or other credit condition) of, or credit-related default by the related Obligor on any Receivable and not arising from defaults by the related Obligor arising from a claim by the related Obligor that any part of the debt evidenced by the Receivables is not due as a result of wrongful action by any Person, such as a breach of Consumer Laws. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Issuer and the Servicer hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this SECTION 8.05 shall in no event include indemnification for any Taxes (which indemnification is provided in SECTION 3.05). Upon the written request of the Class A Note Purchaser pursuant to this
Section 8.05, the Issuer and the Servicer shall promptly reimburse the Class A Note Purchaser for the amount of any such Indemnified Liabilities incurred by the Class A Note Purchaser.

         SECTION 8.06 CHARACTERIZATION AS BASIC DOCUMENT; ENTIRE AGREEMENT. This Agreement shall be deemed to be a Basic Document for all purposes of the Indenture and the other Basic Documents. This Agreement, together with the Indenture, the Sale and Servicing Agreement, the documents delivered pursuant to
SECTION 6.01 and the other Basic Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

         SECTION 8.07 NOTICES. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and accompanied by telephonic confirmation of receipt.

         SECTION 8.08 SEVERABILITY OF PROVISIONS. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

         SECTION 8.09 TAX CHARACTERIZATION. Each party to this Agreement (a) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all Federal, state and local income and franchise tax purposes, the Class A Notes will be treated as evidence of indebtedness issued by the Issuer, (b) agrees to treat the Class A Notes for all such purposes as indebtedness and (c) agrees that the provisions of the Basic Documents shall be construed to further these intentions.

         SECTION 8.10 FULL RECOURSE TO ISSUER. The obligations of the Issuer under this Agreement and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, no recourse shall be had for the payment of any amount owing in respect of this Agreement, including the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement, against any certificateholder, member, employee, officer, manager, director, affiliate or trustee of the Issuer; PROVIDED, HOWEVER, nothing in this SECTION 8.10 shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have as expressly set forth in any Basic Document or for its gross negligence, bad faith or willful misconduct. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer, respectively.

         SECTION 8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF

THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 8.12 SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

         SECTION 8.13 WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

         SECTION 8.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts (which may include facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

         SECTION 8.15 SET-OFF.

                  (a) The obligations of the Issuer, the Purchaser, the Seller and the Servicer hereunder are absolute and unconditional and each of the Issuer, the Purchaser, the Seller and the Servicer expressly waives any and all rights of set-off, abatement, diminution or deduction that the Issuer, the Purchaser, the Seller or the Servicer may otherwise at any time have under applicable law.

                  (b) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of such rights, during the continuance of any Event of Default hereunder:

                           (i) the Class A Note Purchaser is hereby authorized at any time and from time to time, without notice to the Purchaser or the Issuer, such notice being hereby expressly waived, to set-off any obligation owing by the Class A Note Purchaser or any of its Affiliates to the Purchaser or the Issuer, or against any funds or other property of the Purchaser or the Issuer, held by or otherwise in the possession of the Class A Note Purchaser or any of its Affiliates, the respective obligations of the Purchaser and the Issuer to the Class A Note Purchaser under this Agreement and the other Basic Documents and irrespective of whether or not the Class A Note Purchaser shall have made any demand hereunder or thereunder; and

                           (ii) the Class A Note Purchaser is hereby authorized at any time and from time to time, without notice to the Seller or the Servicer, such notice being hereby expressly waived, to set-off any obligation owing by the Class A Note Purchaser or any of its Affiliates to the Seller or the Servicer, or against any funds or other property of the Seller or the Servicer held by or otherwise in the possession of the Class A Note Purchaser or any of its Affiliates, the respective obligations of the Seller and the Servicer to the Class A Note Purchaser under this Agreement and the other Basic Documents and irrespective of whether or not the Class A Note Purchaser shall have made any demand hereunder or thereunder.

         SECTION 8.16 NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date that is one year and one day after the day upon which the outstanding principal amount of each class of Notes has been reduced to zero and all Secured Obligations and any and all other amounts due and owing to the Note Purchasers and the Noteholders pursuant to the Basic Documents have been paid in full, acquiesce, petition or otherwise invoke or cause the Purchaser or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Issuer.

         SECTION 8.17 SERVICER REFERENCES. All references to the Servicer herein shall apply to CPS, in its capacity as the initial Servicer, and not to a successor Servicer.

         SECTION 8.18 CONFIDENTIALITY; PRESS RELEASES. Unless required by law or regulation to do so or otherwise expressly permitted by the Basic Documents, neither the Class A Note Purchaser on the one hand, nor any of the Seller, the Servicer, the Purchaser or the Issuer on the other hand, shall publish or otherwise disclose any information relating to the material terms of the Class A Commitment or the Class B Commitment (including, without limitation, the Market Value calculations), any of the Basic Documents or the transactions contemplated hereby or thereby to any Person (other than its own advisors to the extent reasonably necessary) without the prior written consent of the other; provided that nothing herein shall be construed to prohibit any party from issuing a press release announcing the consummation of the transactions contemplated by the Basic Documents. No party shall publish any press release naming the other party without the prior written consent of the other (which consent shall not be unreasonably withheld). For avoidance of doubt, it is agreed that Seller is required by law (i) to report its entry into this Agreement and the other Basic Documents in a current report on Form 8-K of the Securities and Exchange Commission, which report must file as exhibits at least this Agreement, the Sale and Servicing Agreement, and the Indenture, and (ii) to make reference to such agreements and the Commitment in its periodic reports to be filed respecting time periods that include all or part of the Class A Term. This confidentiality agreement shall apply to any and all information relating to the Commitment, any of the Basic Documents and the transactions contemplated hereby and thereby at any time on or after the date hereof.

         SECTION 8.19 INTERCREDITOR AGREEMENT TO CONTROL. The rights, obligations and remedies of the parties to this Agreement and under the other Basic Documents are subject in all respects to the terms and provisions of the Intercreditor Agreement; provided, however that to the extent such rights, obligations and remedies relate to the Bear Cross Collateral, such rights, obligations and remedies are subject in all respects to the terms and provisions of the Bear Intercreditor Agreement. In the event of any conflict between the terms of this Agreement or any other Basic Document and the Intercreditor Agreement, the Intercreditor Agreement shall control. In addition, in the event of any conflict between the terms of this Agreement or any other Basic Document and the Bear Intercreditor Agreement that relates to the Bear Cross Collateral, the Bear Intercreditor Agreement shall control.

         SECTION 8.20 NO NOVATION. It is expressly understood and agreed by the parties hereto that the amendment and restatement of this Agreement is in no way intended to and shall not be deemed to constitute a novation or repayment of the outstanding Class A Advances and the other obligations and liabilities existing under the Original Basic Documents and the security interest of the Trustee in the Collateral for the benefit of the Noteholders and the Note Purchasers shall remain in full force and effect after giving effect to the amendment and restatement of this Agreement.

         SECTION 8.21 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES UNDER ORIGINAL NOTE PURCHASE AGREEMENT. The representations, warranties and indemnity obligations of the Issuer, the Purchaser, the Servicer, the Seller and CPS made in the Original Note Purchase Agreement and each other Original Basic Document prior to the Class B Closing Date shall survive the Class B Closing Date and the execution and delivery of this Agreement, and each such representation and warranty so made is true and correct as of the date originally made and as of the date hereof.

                     [Remainder of Page Intentionally Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.


                                     PAGE FUNDING LLC, as Issuer and Purchaser



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________



                                     Address:          16355 Laguna Canyon Road
                                                       Irvine, California  92618
                                     Attention:        Company Secretary
                                     Telephone:        949-753-6800
                                     Facsimile:        949-753-6897



                                     CONSUMER PORTFOLIO SERVICES, INC., as CPS,
                                     Seller and Servicer


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________



                                     Address:          16355 Laguna Canyon Road
                                                       Irvine, California  92618



                                     Attention:        Corporate Secretary
                                     Telephone:        (949) 785-6691
                                     Facsimile:        (888) 577-7923



                                     UBS REAL ESTATE SECURITIES INC., as Class A
                                     Note Purchaser and as initial Class A
                                     Noteholder


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     1285 Avenue of the Americas, 11th Floor
                                     Attention:  Prakash Wadhwani
                                     New York, New York  10019

                                     Telephone: 212-713-3983
                                     Facsimile:  212-713-7999


                                     Annex-1